iShares, Inc. and iShares Trust

Supplement dated October 15, 2026

to the currently effective Prospectus and Statement of Additional Information

(the “SAI”) for the Funds listed in Appendix A (each, a “Fund”)

Effective October 14, 2026, each Fund was added as a borrower to the syndicated line of credit for which the Bank of New York Mellon serves as administrative agent for itself and the other banks.

Effective immediately, the following changes are made:

1)	Each Fund is added to the “Borrowing” section of its Prospectus, and ”Borrowing Risk” is marked as an “Other Risk” for each Fund in the chart included in the “Additional Information About the Funds’ Risks” section of its Prospectus.

2)	As applicable, the following language is either added to the “Borrowing” section of each Fund’s SAI or updated to include a reference to the particular Fund:

The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions. The Fund, along with certain other iShares funds, has entered into a syndicated line of credit with the Bank of New York Mellon (“BNY”), which serves as administrative agent for itself and the other banks. The syndicated line of credit may be used for temporary or emergency purposes, including redemption, settlement of trades and rebalancing of portfolio holdings.

Interest rates related to the syndicated line of credit are based on the Secured Overnight Financing Rate (“SOFR”) published by the Federal Reserve Bank of New York plus a spread. Pursuant to the terms of the credit agreement, if SOFR were to cease being published or representative, it would be replaced by a rate based on an alternate benchmark selected by BNY.

Appendix A

iShares Blockchain and Tech ETF

iShares China Large-Cap ETF

iShares Core MSCI Pacific ETF

iShares Currency Hedged MSCI ACWI ex U.S. ETF

iShares Global Healthcare ETF

iShares International Developed Real Estate ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Silver and Metals Miners ETF

iShares MSCI Pacific ex Japan ETF

iShares Neuroscience and Healthcare ETF

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-LOC-1026

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